Exhibit 10.16

Amendment No. 1 to the
Radian Group Inc.
Amended and Restated Allocation of
Consolidated Tax Liability

This Amendment No. 1 (this “Amendment No. 1”), dated as of March 31, 2015, is made by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as “the Group”), and attaches to the Radian Group Inc. amended and Restated Allocation of Consolidated Tax Liability Agreement (the “Agreement”) dated effective as of January 1, 2002 as amended and restated as of December 19, 2014. Each capitalized term used but not otherwise defined herein has the meaning given to such term in the Purchase Agreement (as defined below).

Assured Guaranty Corp. (“Buyer”) and Radian Guaranty Inc. (“Seller”) have entered into a Stock Purchase Agreement, dated as of December 22, 2014 (the “Purchase Agreement”) pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, 100% of the issued and outstanding capital stock of Radian Asset Assurance Inc., subject to the terms and conditions of the Purchase Agreement.

Effective as of the Closing, Radian Asset Assurance Inc. and Van American Insurance Agency, Inc. (the "Companies") will no longer be a party to the Amended and Restated Allocation of Tax Liability Agreement and shall have no further rights and obligations thereunder, notwithstanding any contrary provision in the Agreement; provided, however, that, notwithstanding anything to the contrary in this Amendment No. 1, not later than fifteen Business Days following the filing of the Group's consolidated return for 2014 and 2015, respectively, the Companies shall pay to Radian Group Inc., or Radian Group Inc. shall pay to the Companies, as appropriate, an amount equal to the difference, if any, between the Companies' separate return tax liability for 2014 and 2015, respectively, and the aggregate amounts paid by the Companies with respect to 2014 and 2015 under the Agreement. Buyer shall have the right to review the calculation of the Companies' separate return liability for 2014 and 2015 and all associated workpapers. If Buyer disagrees with the separate return liability for any Company, and the Buyer and Seller are unable to resolve the disagreement, a neutral accounting firm mutually selected by Buyer and Seller shall resolve the disagreement and the amounts due hereunder shall be adjusted to reflect such resolution. For the avoidance of doubt, should it be necessary, equitable adjustments will be made to prevent duplicate recovery by Seller and Radian Group Inc., on the one hand, or Buyer and the Companies, on the other, under this Amendment No. 1 and Section 8.8 of the Purchase Agreement with respect to the same item.

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IN WITNESS WHEREOF, the remaining parties to the Agreement as noted below have caused this Amendment to be signed in their corporate names on this 31st day of March, 2015.

Agreed and Accepted:
Radian Group Inc.
Radian Guaranty Reinsurance Inc.(“RGRI”)
Enhance C-BASS Residual Finance Corporation (“ECRFC”)
Enhance Financial Services Group (“EFSG”)
Radian Guaranty Inc. (“RGC”)
Radian Insurance Inc. (“RIINC”)
Radian Insurance Services Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Reinsurance Company
Radian Mortgage Insurance Inc.
Radian Investor Surety Inc.
Radian Clayton Holdings Inc.

By: /s/ Robert Radicioni
    Robert Radicioni, Senior Vice President

Attest: /s/ Tami A. Bohm
Tami A. Bohm, Assistant Secretary

Agreed and Accepted:
RDN Investments, Inc.

By: /s/ Brian T. Harrison Brian T. Harrison, Assistant Treasurer Attest: /s/ Laura Mace

Accepted and Agreed:

Radian Asset Assurance Inc.

By: /s/ David J. Beidler David J. Beidler, President Attest: /s/ Bret S. Derman ___________________ Bret S. Derman, Senior Vice President and Secretary

Van American Insurance Agency, Inc.

By: /s/ Bret S. Derman Bret S. Derman, Senior Vice President and Secretary Attest: /s/ Ari Ginsburg Ari Ginsburg

Amendment No. 2 to the
Radian Group Inc.
Amended and Restated Allocation of
Consolidated Tax Liability

This Amendment No. 2 is made and entered into as of December 31, 2015, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as “the Group”), and attaches to the Radian Group Inc. Amended and Restated Allocation of Consolidated Tax Liability Agreement (the “Agreement”) dated effective as of January 1, 2002.

Commencing with the 2015 tax year, the following company will be included in the Group’s consolidated federal income tax return:

Radian Reinsurance Inc.
Radian Mortgage Guaranty Inc.
ValuAmerica, Inc.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this addendum to be signed in their corporate names on this 31st day of December, 2015.

Agreed and Accepted:
Radian Group Inc.
Radian Guaranty Reinsurance Inc.(“RGRI”)
Enhance C-BASS Residual Finance Corporation (“ECRFC”)
Enhance Financial Services Group (“EFSG”)
Radian Guaranty Inc. (“RGC”)
Radian Insurance Inc. (“RIINC”)
Radian Insurance Services Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Reinsurance Company
Radian Mortgage Insurance Inc.
Radian Investor Surety Inc.
Radian Clayton Holdings Inc.
Radian Mortgage Guaranty Inc.
Radian Reinsurance Inc.

By: /s/ Robert Radicioni
    Robert Radicioni, Senior Vice President

Attest: /s/ Tami A. Bohm

Agreed and Accepted:
Valuamerica, Inc.

By: /s/ Steve Stipetich Steve Stipetich, Secretary Attest: /s/ Shawn Murphy

Agreed and Accepted:
RDN Investments, Inc.

By: /s/ Brian T. Harrison Brian T. Harrison, Assistant Treasurer Attest: /s/

Amendment No. 3 to the
Radian Group Inc.
Amended and Restated Allocation of
Consolidated Tax Liability

This Amendment No. 3 is made and entered into as of June 7, 2018, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as “the Group”), and attaches to the Radian Group Inc. Amended and Restated Allocation of Consolidated Tax Liability Agreement (the “Agreement”) dated effective as of January 1, 2002.

Commencing with the 2018 tax year, the following companies will be included in the Group’s consolidated federal income tax return:

Radian Title Services Inc.
Radian Title Merger Sub Inc.
ValuEscrow, Inc.
Clayton Group Holdings Inc. (formerly known as Radian Clayton Holdings Inc.)
EnTitle Direct Group, Inc. (effective March 27, 2018)
EnTitle Insurance Company (effective March 27, 2018)

Commencing with the 2018 tax year, the following companies will not be included in the Group’s consolidated federal income tax return:

RDN Investments, Inc.
Lottery Receivables Series 1998A Corp.
SAFCO SPC Finance Corp.
Radian Mortgage Reinsurance Company

The last section of Paragraph 9 beginning with “Notwithstanding the termination of this Agreement pursuant to the provision of this paragraph 9:...) of the Agreement will be amended as follows:

The addition of a section (c) at the end of Paragraph 9 shall state the following:

(c) the termination is prospective and does not relieve the parties of any liabilities for past consolidated filings, redetermination or similar items.

Paragraph 13 (a) is hereby amended to state the following:

…(a) as a result of all negligence;…

Paragraph 14(j) is hereby amended to update the address of Radian for “notices and other communications” to 1500 Market Street, Philadelphia, 19102.

Paragraph 14 of the Agreement will be amended as follows:

The addition of a section (m) at the end of Paragraph 14 shall state the following:

(m) Group and its regulators shall have access at any time to audit books and records developed or maintained under or related to this Agreement by or on behalf of the affiliates who are parties to this Agreement and such right shall survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this addendum to be signed in their corporate names on this 7th day of June, 2018.

Agreed and Accepted:
Radian Group Inc.
Clayton Group Holdings Inc.
Enhance C-BASS Residual Finance Corporation (“ECRFC”)
Enhance Financial Services Group (“EFSG”)
Radian Guaranty Inc. (“RGC”)
Radian Guaranty Reinsurance Inc.(“RGRI”)
Radian Insurance Inc. (“RIINC”)
Radian Investor Surety Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Guaranty Inc.
Radian Mortgage Insurance Inc.
Radian Reinsurance Inc.
Radian Title Services Inc.
Radian Title Merger Sub Inc.

By: /s/ Robert Radicioni
    Robert Radicioni, Senior Vice President

Attest: /s/ Tami A. Bohm

Agreed and Accepted:
Valuamerica, Inc. ValuEscrow, Inc.

By: /s/ Steve Stipetich Steve Stipetich, Secretary Attest: __________________________________________

Agreed and Accepted:
EnTitle Direct Group, Inc. EnTitle Insurance Company

By: /s/ Edward J. Hoffman Edward J. Hoffman, Secretary Attest: /s/ Tami A. Bohm

Amendment No. 4 to the
Radian Group Inc.
Amended and Restated Allocation of
Consolidated Tax Liability

This Amendment No. 4 is made and entered into as of May 31, 2019, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as “the Group”), and attaches to the Radian Group Inc. Amended and Restated Allocation of Consolidated Tax Liability Agreement (the “Agreement”) dated effective as of January 1, 2002.

Commencing with the 2019 tax year, the following companies will be included in the Group’s consolidated federal income tax return:

Radian Real Estate Services Inc.

Commencing with the 2018 tax year, the following companies will not be included in the Group’s consolidated federal income tax return:

RDN Investments, Inc.
Lottery Receivables Series 1998A Corp.
SAFCO SPC Finance Corp.
Radian Mortgage Reinsurance Company
Radian Mortgage Insurance Inc.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this addendum to be signed in their corporate names on this 31st day of May, 2019.

Agreed and Accepted:
Radian Group Inc.
Radian Mortgage Services Inc.
Enhance C-BASS Residual Finance Corporation (“ECRFC”)
Enhance Financial Services Group (“EFSG”)
Radian Guaranty Inc. (“RGC”)
Radian Guaranty Reinsurance Inc.(“RGRI”)
Radian Insurance Inc. (“RIINC”)
Radian Investor Surety Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Guaranty Inc.
Radian Real Estate Services Inc.
Radian Reinsurance Inc.
Radian Title Services Inc.
Radian Title Merger Sub Inc.

By: /s/ Robert Radicioni
    Robert Radicioni, Senior Vice President

Attest: /s/ Tami A. Bohm

Agreed and Accepted:
Radian Settlement Services Inc. ValuEscrow, Inc.

By: /s/ Steve Stipetich Steve Stipetich, Secretary Attest: /s/ Tami A. Bohm

Agreed and Accepted:
EnTitle Direct Group, Inc. EnTitle Insurance Company

By: /s/ Edward J. Hoffman Edward J. Hoffman, Secretary Attest: /s/ Tami A. Bohm

Amendment No. 5 to the
Radian Group Inc.
Amended and Restated Allocation of
Consolidated Tax Liability

This Amendment No. 5 is made and entered into as of March 12, 2020, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as “the Group”), and attaches to the Radian Group Inc. Amended and Restated Allocation of Consolidated Tax Liability Agreement (the “Agreement”) dated effective as of January 1, 2002.

Entitle Insurance Company an entity which is included in the Group’s consolidated federal income tax return has changed its name and is now known by its new name:

        Radian Title Insurance Inc.

Commencing with the 2020 tax year, the following companies will not be included in the Group’s consolidated federal income tax return:

Entitle Direct Group, Inc.
Radian Title Merger Sub Inc.
ValuEscrow, Inc.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this addendum to be signed in their corporate names on this 12th day of March, 2020.

Agreed and Accepted:
Radian Group Inc.
Radian Mortgage Services Inc.
Enhance C-BASS Residual Finance Corporation (“ECRFC”)
Enhance Financial Services Group (“EFSG”)
Radian Guaranty Inc. (“RGC”)
Radian Guaranty Reinsurance Inc.(“RGRI”)
Radian Insurance Inc. (“RIINC”)
Radian Investor Surety Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Guaranty Inc.
Radian Real Estate Services Inc.
Radian Reinsurance Inc.
Radian Settlement Services Inc.
Radian Title Insurance Company
Radian Title Services Inc.

By: /s/ Robert Radicioni
    Robert Radicioni, Senior Vice President

Attest: /s/ Tami A. Bohm

Amendment No. 6 to the
Radian Group Inc.
Amended and Restated Allocation of
Consolidated Tax Liability

This Amendment No. 6 is made and entered into as of December 18, 2020, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as “the Group”), and attaches to the Radian Group Inc. Amended and Restated Allocation of Consolidated Tax Liability Agreement (the “Agreement”) dated effective as of January 1, 2002.

Commencing with the 2020 tax year, the following companies will be included in the Group’s consolidated federal income tax return:

        Radian Investment Group Inc.
        Red Bell Real Estate, Inc.
        Homegenius Real Estate of California Inc.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this addendum to be signed in their corporate names on this 18th day of December, 2020.

Agreed and Accepted:
Radian Group Inc.
Radian Mortgage Services Inc.
Enhance C-BASS Residual Finance Corporation (“ECRFC”)
Enhance Financial Services Group (“EFSG”)
Radian Guaranty Inc. (“RGC”)
Radian Guaranty Reinsurance Inc.(“RGRI”)
Radian Insurance Inc. (“RIINC”)
Radian Investment Group Inc.
Radian Investor Surety Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Guaranty Inc.
Radian Real Estate Services Inc.
Radian Reinsurance Inc.
Radian Settlement Services Inc.
Radian Title Insurance Company
Radian Title Services Inc.
Red Bell Real Estate, Inc.
HomeGenius Real Estate of California Inc.

By: /s/ Robert Radicioni
    Robert Radicioni, Senior Vice President

Attest: /s/ Tami A. Bohm

Amendment No. 7 to the
Radian Group Inc.
Amended and Restated Allocation of
Consolidated Tax Liability

This Amendment No. 7 is made and entered into as of November 18, 2021, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as “the Group”), and attaches to the Radian Group Inc. Amended and Restated Allocation of Consolidated Tax Liability Agreement (the “Agreement”) dated effective as of January 1, 2002.

Commencing with the 2021 tax year, the following companies will be included in the Group’s consolidated federal income tax return:

homegenius Inc.

Commencing with the 2021 tax year, the following companies will not be included in the Group’s consolidated federal income tax return:

Enhance C-BASS Residual Finance Corporation (“ECRFC”)
Radian Guaranty Reinsurance Inc.(“RGRI”)
HomeGenius Real Estate of California Inc.

Paragraph 14(j) is hereby amended to update the address of Radian for “notices and other communications” to 550 East Swedesford Rd., #350, Wayne, Pennsylvania 19087.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this addendum to be signed in their corporate names on this 18th day of November, 2021.

Agreed and Accepted:
Radian Group Inc.
Radian Mortgage Services Inc.
Enhance Financial Services Group (“EFSG”)
homegenius, Inc.
Radian Guaranty Inc. (“RGC”)
Radian Insurance Inc. (“RIINC”)
Radian Investment Group Inc.
Radian Investor Surety Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Guaranty Inc.
Radian Real Estate Services Inc.
Radian Reinsurance Inc.
Radian Settlement Services Inc.
Radian Title Insurance Company
Radian Title Services Inc.
Red Bell Real Estate, Inc.

By: /s/ Robert Radicioni
    Robert Radicioni, Senior Vice President

Attest: /s/ Tami A. Bohm